SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8 K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15 (d) of Securities Exchange Act

                                  April 8, 2005
                                  ------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                           DRAGON GOLD RESOURCES, INC.
                     --------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


   Nevada                      0-24370                         88-0507007
  ---------              --------------------            -----------------------
(State or other         (Commission File No.)            (IRS Employer I.D. No.)
 Jurisdiction)

         Regents Place, 338 Euston Road, London, United Kingdom NW1 3BT
                    (Address of Principal Executive Offices)

                                (44) 207-416-4920
                         (Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).

Item 4. Changes in Registrant's Certifying Accountant

(a)  Previous independent accountants

(i) On April 8, 2005, the Registrant dismissed Manning Elliot, Chartered Accountants from its position as the Company's independent accountants.

(ii) The audit report of Manning Elliot, on June 2, 2004, for the year ended March 31, 2004 contained no adverse opinion, disclaimer of opinion or modification of the opinion.

(iii)The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

(iv) In connection with its audit for the most recent fiscal year and the interim period until the date of dismissal , there have been no disagreements with Manning Elliot, Chartered Accountants on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of David T. Thomson PC would have caused them to make reference thereto in their report on the financial statements.

(v) During the most recent fiscal year and the interim period until the date of dismissal , there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

(vi) The Registrant requested that Manning Elliot, Chartered Accountants furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(b)  New independent accountants

     On April 8, 2005, the Registrant engaged Ham, Langston, & Brezina, L.L.P. to audit its financial statements for the year ended March 31, 2005. During the two most recent fiscal years and through March 31, 2005, the Registrant has not consulted with Ham, Langston, & Brezim, L.L.P regarding (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

 Exhibit
 Number          Description of Exhibit
---------
       16.1 Letter from Manning Elliot, Chartered Accountants dated April 12, 2005.



                            SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



     Date: April 8, 2005           Dragon Gold Resources, Inc.

                                   By:/s/ Johannes Peterson
                                      -----------------------
                                      Chief Executive Officer

Exhibit 16.1




Re:      Dragon Gold Resources, Inc.
         File Ref. No. 0-24370

This letter will confirm that we reviewed Item 4 of the Company's Form 8-K dated April 8, 2005, captioned "Changes in Registrant's Certifying Accountant " and that we agree with the statements made therein as they relate to Manning Elliott. We are not in a position to agree or disagree with the statements in
Item 4 regarding the engagement of Ham, Langston, & Brezina, L.L.P. or the approval of such engagement by the Board of Directors.

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.


/s/ "Manning Elliott"


MANNING ELLIOTT

CHARTERED ACCOUNTANTS

Vancouver, Canada

April 12, 2005